DEPOSITS (Schedule of Maturities of Retail and Wholesale Savings Certificates) (Details) $ in Thousands	Jun. 30, 2015 USD ($)
Maturities of retail and wholesale savings certificates
Within one year	$ 22,905
Beyond one year but within two years	4,851
Beyond two years but within three years	1,693
Beyond three years but within four years	781
Beyond four years but within five years	999
Beyond five years	97
Total	$ 31,326